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[LOGO]                                                             EXHIBIT 10.26

                                                                      EMPLOYMENT
                                                                       AGREEMENT

THIS AGREEMENT is made between EXTENDED SYSTEMS INCORPORATED (ESI) and KARLA K. ROSA (EMPLOYEE) for the employment of EMPLOYEE by ESI.

IT IS AGREED BETWEEN THE PARTIES:

1. EMPLOYMENT: ESI hereby hires EMPLOYEE and EMPLOYEE accepts employment with ESI as Vice Pres. Of Finance/CFO.

2. TERMSOF EMPLOYMENT: This Agreement shall commence the 25th day of November, 1998 and shall continue until terminated by either party pursuant to paragraph five.

3. COMPENSATION: The EMPLOYEE shall receive as compensation for his/her services the amount of $10,100 per mo. plus all employee benefits as set forth in the current issue of the Extended Systems Employee Handbook.

4. DUTIES OF EMPLOYEE: EMPLOYEE shall have the duties and authority as set forth in the job description.

5.   ROLLING SIX (6) MONTH CONTRACT: This contract is a continuous, rolling six
     (6) month agreement entitling employee to six (6) months termination pay, at employees current salary, if terminated without cause or without six (6) months written notice.

6. VACATION: EMPLOYEE shall accumulate paid vacation as set forth in Extended Systems Time-Off Policy.

7. TRAVEL EXPENSES: EMPLOYEE shall be reimbursed for all authorized travel and lodging expenses.

8. FRINGE BENEFITS: Fringe benefits shall be provided by ESI as set forth in the Extended Systems Employee Handbook. I hereby acknowledge receiving a copy of the Employee Handbook. I understand that I am responsible for familiarizing myself with the contents of the handbook. I understand that the contents in the Employee Handbook are subject o change at Extended Systems' discretion and do not create any contractual commitments by the Company. /s/ KR (Employee Initials)

9. DRUG AND ALCOHOL POLICY: EMPLOYEE agrees to abide by the terms of the Extended Systems Drug and Alcohol Policy. Receipt of Drug and Alcohol Policy is hereby acknowledged. /s/ KR (Employee Initials).

10. NON-DISCLOSURE AGREEMENT: EMPLOYEE agrees to abide by the terms of the Extended Systems Non-Disclosure Agreement.


DATED this 25th day of November, 1998.


/s/ Steven D. Simpson                 /s/ Karla K. Rosa
----------------------------          -----------------------------------------
Extended Systems                       Employee